UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025 (October 29, 2025)

REV Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

____________________________

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 South Executive Drive, Suite 100

Brookfield, WI 53005

(Address of Principal Executive Offices)

(414) 290-0190

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report: Not Applicable

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

The Merger Agreement

On October 29, 2025, REV Group, Inc., a Delaware corporation (“REV Group” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Terex Corporation, a Delaware corporation (“Terex”), Tag Merger Sub 1 Inc., a Delaware corporation and a direct wholly owned subsidiary of Terex (“Merger Sub 1”), and Tag Merger Sub 2 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Terex (“Merger Sub 2”).

The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub 1 will be merged with and into REV Group (the “First Merger”), with REV Group continuing as the surviving corporation in the First Merger (the time the First Merger becomes effective, the “Effective Time”) and (2) immediately following the First Merger, REV Group will be merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 continuing as the surviving company in the Second Merger as a wholly owned, direct subsidiary of Terex. At the Effective Time, each issued and outstanding share of common stock, $0.001 par value per share, of REV Group (“REV Group Common Stock”) (other than certain excluded shares) will be converted into the right to receive (i) 0.9809 shares of common stock, par value $0.01 per share, of Terex (“Terex Common Stock”), and (ii) $8.71 in cash (without interest) (clauses (i) and (ii) together, the “Merger Consideration”), in each case subject to the terms and conditions of the Merger Agreement.

Under the Merger Agreement, each REV Group restricted stock award (a “REV Group Restricted Share Award”) will be converted into (i) a Terex restricted share award (a “Terex Restricted Share Award”), relating to a number of shares of Terex Common Stock, equal to the product of (a) the number of shares of REV Group Common Stock subject to the REV Group Restricted Share Award, multiplied by (b) 0.9809, and (ii) an amount in restricted cash equal to the product of (a) the number of shares of REV Group Common Stock subject to the REV Group Restricted Share Award, multiplied by (b) $8.71 (the “RSA Restricted Cash Payment”). Each Terex Restricted Share Award and RSA Restricted Cash Payment will generally be subject to the same terms and conditions that applied to the corresponding REV Group Restricted Share Award.

The Merger Agreement provides that each REV Group restricted share unit award (a “REV Group RSU Award”) will be converted into (i) a Terex restricted share unit award (a “Terex RSU Award”), relating to a number of shares of Terex Common Stock, equal to the product of (a) the number of shares of REV Group Common Stock (assuming forecasted level of performance is achieved for any REV Group RSU Award subject to performance vesting conditions), multiplied by (b) the “award exchange ratio” (as defined in the Merger Agreement), and (ii) an amount in restricted cash equal the amount of any dividend equivalents that are accrued, but unpaid, with respect to the REV Group RSU Award (the “RSU Restricted Cash Payment”). Each Terex RSU Award and RSU Restricted Cash Payment will generally be subject to the same terms and conditions that applied to the corresponding REV Group RSU Award, except that the Terex RSU Award and the RSU Restricted Cash Payment will not be subject to performance-vesting conditions.

The completion of the Mergers is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approvals from each of REV Group and Terex stockholders, (2) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (3) the absence of any governmental order or law that prohibits the consummation of the Mergers, (4) the effectiveness of the registration statement on Form S-4 to be filed by Terex pursuant to which the shares of Terex Common Stock to be issued as Merger Consideration are to be registered with the Securities and Exchange Commission (the “SEC”), and (5) the authorization for listing of shares of Terex Common Stock to be issued as Merger Consideration on the New York Stock Exchange (“NYSE”). The obligation of each party to consummate the Mergers is also conditioned upon (1) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), (2) the absence of a material adverse effect on the other party, (3) the other party having performed and complied in all material respects with its covenants, obligations, and agreements under the Merger Agreement, (4) the receipt of an officer’s certificate from the other party confirming that the foregoing conditions in clauses (1)-(3) have been satisfied, and (5) each party’s receipt of a customary tax opinion relating to the Mergers.

The Merger Agreement contains customary representations and warranties of each of REV Group and Terex relating to their respective businesses, financial statements, and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants for each party including, subject to certain exceptions, covenants to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent. REV Group and Terex also agreed to use their respective reasonable best efforts to cause the Mergers to be consummated, including to obtain expiration or termination of the waiting period under the HSR Act and to obtain other specified approvals, subject to certain limitations set forth in the Merger Agreement.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of REV Group and Terex will be subject to certain restrictions on their respective abilities to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties, and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions set forth in the Merger Agreement.

The Merger Agreement contains termination rights for each of REV Group and Terex, including, among others, if the consummation of the First Merger does not occur on or before April 29, 2026 (subject to two potential extensions to July 29, 2026 and October 29, 2026 if the required regulatory waiting periods have not expired or required regulatory approvals have not been received but all other conditions to closing have been satisfied or waived (except for those conditions that by their nature are to be satisfied at closing)). Additionally, the Merger Agreement permits either party, subject to compliance with certain requirements and payment of a termination fee (described below), to terminate the Merger Agreement to enter into a definitive agreement for a superior alternative acquisition proposal.

Upon termination of the Merger Agreement under specified circumstances, including, among others, the (1) termination by either party to enter into a written definitive agreement for a superior alternative acquisition proposal, (2) termination by either party in the event of a change of recommendation by the board of directors of the other party, or (3) termination by either party for enumerated reasons, followed by entry into a definitive agreement for an alternative proposal within twelve months of such termination, the applicable party would be required to pay a termination fee to the other party of $128,000,000. In no event will either party be entitled to receive more than one termination fee.

The Merger Agreement provides that, as of immediately following the Effective Time, Terex’s board of directors shall be comprised of twelve directors, including seven individuals who are serving as directors of Terex immediately prior to the Effective Time (all such directors, “Legacy Terex Directors”) and five individuals who are serving as directors of REV Group immediately prior to the Effective Time (all such directors, “Legacy REV Directors”; together with the Legacy Terex Directors, the “Legacy Directors”) who are independent (within the meaning of applicable NYSE and SEC rules and regulations) with respect to Terex that are designated by REV Group prior to the Effective Time and reasonably acceptable to Terex. The Merger Agreement also provides that, except as may be agreed by two-thirds of all members of the Terex board of directors (including the affirmative vote of at least two Legacy REV Directors), (1) Terex shall cause forty-two percent (rounded to the nearest whole number) of the Legacy Directors included on the slate of director nominees submitted by the Terex board of directors to the stockholders of Terex for election at each annual meeting of stockholders of Terex occurring after the closing through the 2027 annual meeting of stockholders of Terex to be Legacy REV Directors and fifty-eight percent (rounded to the nearest whole number) of the Legacy Directors included on the slate of director nominees submitted to the stockholders of Terex for election at each annual meeting of stockholders of Terex occurring after the closing through the 2027 annual meeting of stockholders of Terex to be to be Legacy Terex Directors, (2) the chair of the Terex board of directors shall be a Legacy Terex Director, (3) the Terex board of directors shall have two vice chairs of the Terex board of directors, with one such vice chair being a Legacy Terex Director and one such vice chair being a Legacy REV Director, (4) the chair of the Governance, Nominating and Corporate Responsibility Committee of the Terex board of directors shall be a Legacy Terex Director, (5) the chair of the Audit Committee of the Terex board of directors shall be a Legacy REV Director, and (6) the chair of the Compensation and Human Capital Committee of the Terex board of directors shall be a Legacy REV Director, in each case with respect to clauses (2)-(6) above, during the period from the closing until Terex’s 2028 annual meeting of stockholders.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about REV Group, Terex, Merger Sub 1 or Merger Sub 2. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in REV Group’s or Terex’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On October 30, 2025, REV Group and Terex issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 30, 2025, in connection with the announcement of the Merger Agreement, REV Group and Terex intend to hold a conference call available to investors and the public. Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto.  A presentation (the “Investor Presentation”) for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of REV Group under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. REV Group does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 29, 2025, by and among Terex Corporation, REV Group, Inc., Tag Merger Sub 1 Inc. and Tag Merger Sub 2 LLC.
99.1	Joint Press Release, dated October 30, 2025, issued by Terex Corporation and REV Group, Inc.
99.2	Investor Presentation, dated as of October 30, 2025
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*	Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about REV Group, Terex or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “will,” “creates,” “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project”, “target,” “trend” and similar words, phrases or expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the benefits of the transaction between REV Group and Terex (the “Transaction”), including realization of synergies, low capital intensity, attractive leverage position, efficient cost base, predictability of earnings, future financial and operating results and free cash flow and the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Terex and REV Group; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Terex and REV Group operate; any failure to promptly and effectively integrate the businesses of Terex and REV Group; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Terex’s or REV Group’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; Terex’s issuance of additional shares of its capital stock in connection with the Transaction; the risk that Terex’s exploration of strategic options to exit its Aerials segment may not be successful or that any transaction entered into with respect to Terex’s Aerials segment is not on favorable terms; and the diversion of management’s attention and time to the Transaction and the exploration of strategic options with respect to the Terex Aerials segment and from ongoing business operations and opportunities; and the outcome of any legal proceedings that may be instituted against Terex or REV Group in connection with the Transaction.

Additional important factors relating to Terex and REV Group that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to the risks and contingencies detailed in Terex’s and REV Group’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

These factors are not necessarily all of the factors that could cause Terex’s, REV Group’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Terex’s, REV Group’s or the combined company’s results.

All forward-looking statements attributable to Terex, REV Group, or the combined company, or persons acting on Terex’s or REV Group’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Terex and REV Group do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Terex or REV Group updates one or more forward-looking statements, no inference should be drawn that Terex or REV Group will make additional updates with respect to those or other forward-looking statements. Further information regarding Terex, REV Group and factors that could affect the forward-looking statements contained herein can be found in Terex’s and REV Group’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC.

No Offer or Solicitation

This communication is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the Transaction, Terex will file with the SEC a Registration Statement on Form S-4 to register the shares of Terex common stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of Terex and REV Group that also constitutes a prospectus of Terex. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of Terex and REV Group.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE Transaction OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING TEREX, REV GROUP, THE COMBINED COMPANY, the Transaction and related matters.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Terex or REV Group through the website maintained by the SEC at http://www.sec.gov from Terex at its website, https://www.terex.com/ or from REV Group at its website, https://revgroup.com (information included on or accessible through either of Terex’s or REV Group’s website is not incorporated by reference into this communication).

Participants in the Solicitation

Terex, REV Group, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Terex and REV Group and other persons who may be deemed to be participants in the solicitation of proxies in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of Terex and their ownership of Terex common stock can be found in the sections entitled “Executive Compensation Program”, “Executive Compensation Practices”, “Executive Compensation Components”, “Director Compensation”, “Executive Compensation Tables”, and “Security Ownership of Certain Beneficial Owners and Management” included in Terex’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on April 1, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000097216/000009721625000077/tex-20250401.htm); in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by Terex’s directors and executive officers; and in other documents subsequently filed by Terex with the SEC. Information about the directors and executive officers of REV Group and their ownership of REV Group common stock is set forth in the sections entitled “Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Executive Compensation Tables” included in the definitive proxy statement for REV Group’s 2025 Annual Meeting of Stockholders, filed with the SEC on January 17, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001687221/000119312525008023/d874924ddef14a.htm); in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by REV Group’s directors and executive officers; and in other documents subsequently filed by REV Group with the SEC. Free copies of the documents referenced in this paragraph may be obtained as described above under the heading “Important Information and Where to Find It.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: October 30, 2025	By:	/s/ Amy A. Campbell
Name:	Amy A. Campbell
Title:	Chief Financial Officer (Principal Financial Officer)